UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
169 Inverness Dr W, Suite 300, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

CSG Systems International, Inc. (“CSG” or the “Company”) is filing this Amendment No. 1 to its February 4, 2026 Form 8-K for the sole purpose of furnishing the complete version of the press release originally furnished on February 4, 2026. The original version of the press release inadvertently omitted the Research and Development (“R&D”) line from the Company’s Condensed Consolidated Statements of Income (the “Income Statements”).

The press release filed as Exhibit 99.1 to this Form 8-K/A includes the R&D line in the Income Statements and no other changes have been made to the press release.

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02 (Results of Operations and Financial Condition). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The full text of CSG’s press release, dated February 4, 2026, is furnished herewith as Exhibit 99.1 and is incorporated by reference.

In the attached press release, CSG makes reference to non-GAAP financial measures. Non-GAAP financial measures are not measures of performance under GAAP, and therefore should not be considered in isolation or as a substitute for GAAP financial information. There are limitations with the use of non-GAAP financial measures since they are not based on any comprehensive set of accounting rules or principles, and the way in which CSG calculates non-GAAP financial measures may differ from the way in which other companies calculate similar non-GAAP financial measures. A more detailed discussion of CSG’s use of non-GAAP financial measures, to include reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures, is contained in the attached Amended Press Release and is posted to the Company’s website at www.csgi.com.

9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of CSG Systems International, Inc. dated February 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSG SYSTEMS INTERNATIONAL, INC.

Date:	February 5, 2026	By:	/s/ Lori J. Szwanek
Lori J. Szwanek Chief Accounting Officer